Supplement to Spinnaker Plus Prospectus
                          Supplement dated July 1, 2005
              to Prospectus dated December 1, 2004 as supplemented

Effective July 1, 2005, AIM V.I. Health Sciences Fund will change its name to AIM V.I. Global Health Care Fund. Accordingly, any reference to AIM V.I. Health Sciences Fund in this prospectus should be replaced with AIM V.I. Global Health Care Fund.